Exhibit 10.1
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2023 but effective as of the Second Amendment Effective Date (as defined below), is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Third Amended and Restated Credit Agreement dated as of June 7, 2022, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement and to (1) redetermine and increase the Borrowing Base to $1,800,000,000 and (2) increase the Aggregate Elected Commitment Amount to $1,250,000,000, in each case as more fully set forth herein.
C.    By executing and delivering a signature page to this Amendment, each Lender will, upon the Second Amendment Effective Date, have the Commitments in the principal amount set forth on Annex I attached hereto.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Second Amendment Effective Date (as defined below) as follows:

2.1    Amendments to Section 1.02.
(a)    Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:
“2023 Acquired Assets” means, collectively, the 2023 Acquired Forge Assets and 2023 Acquired Novo Assets.
“2023 Acquired Forge Assets” means the assets acquired by the Borrower and its Restricted Subsidiaries pursuant to that certain Purchase and Sale Agreement, dated as of May 11, 2023 (the “Forge Acquisition Agreement”), by and among the Borrower, Vital Energy, Inc., and FORGE ENERGY II DELAWARE, LLC.
“2023 Acquired Novo Assets” means the assets acquired by the Borrower and its Restricted Subsidiaries pursuant to that certain Acquisition and Cooperation Agreement, dated as of June 14, 2023 (the “Novo Acquisition Agreement”), by and between Earthstone and the Borrower.
“2023 Acquisitions Independent Reserve Report” means, collectively, one or more Reserve Reports, as of such date as is reasonably acceptable to the Administrative Agent, prepared by an Approved Petroleum Engineer, in each case with respect to the oil and gas reserves attributable to the 2023 Acquired Assets.
“2023 Acquisitions Initial Reserve Report” means, collectively, one or more Reserve Reports, each as of such date as is reasonably acceptable to the Administrative Agent, prepared by or under the supervision of the chief engineer of the Borrower, in each case with respect to the oil and gas reserves attributable to the 2023 Acquired Assets.

“Earthstone” means Earthstone Energy Holdings, LLC, a Delaware limited liability company.
“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of August 2, 2023, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
“Second Amendment Effective Date” shall have the meaning given to such term in the Second Amendment.
“Specified Engineering Report” means, with respect to a Scheduled Redetermination, the Engineering Reports, including a “one-liner” reserve report, that are being delivered to the Lenders in connection with such Scheduled Redetermination; provided that, prior to the effective date of the Scheduled Redetermination, the Administrative Agent shall confirm to the Borrower that the Specified Engineering Report is the final report being delivered to the Lenders by the Administrative Agent to the Borrower; provided, further, that if the Administrative Agent has not made such confirmation prior to the effective date of the Scheduled Redetermination, the Specified Engineering Report shall be deemed to be the most recent Reserve Report delivered by the Borrower pursuant to Section 8.12 and the date of confirmation shall be deemed to be the effective date of such Scheduled Redetermination.
(b)    Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined terms as follows:
“Aggregate Elected Commitment Amount” means, at any time, an amount equal to the sum of the aggregate Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). The Aggregate Elected Commitment Amount as of the Second Amendment Effective Date is $1,250,000,000.
“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the Strip Price on such date of determination, adjusted for historical basis differential, quality and gravity, without giving effect to non-property related expenses such as general and administrative expenses, debt service, future income tax expense and depreciation, depletion and amortization, and adjusted to give effect to the Swap Agreements with Approved Counterparties then in effect; provided that in connection with any Interim Redeterminations of the Borrowing Base pursuant to the last sentence of Section 2.04(b), (i.e., as a result of the Borrower having acquired Oil and Gas Properties with Proved Reserves which are to be Borrowing Base Properties having an aggregate value in excess of 5% of the Borrowing Base in effect immediately prior to such acquisition), the Borrower shall be required, for purposes of updating the Reserve Report, to set forth only such additional Proved Reserves and related information as are the subject of such acquisition.
2.2    Section 8.12(c) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer, in substantially the form of Exhibit G hereto (the “Reserve Report Certificate”), certifying that in all material respects: (i) the information provided by the Borrower in connection with the preparation of such Reserve Report and any other information delivered in connection therewith by the Borrower is true and correct, and any projections based upon such information have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable, subject to uncertainties inherent in all projections, (ii) the Borrower and the Restricted Subsidiaries own good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to the Oil and Gas Properties evaluated in such Reserve Report that would require the Borrower or the Restricted Subsidiaries to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of the Oil and Gas Properties evaluated in the immediately preceding Reserve Report have been sold since the date of the last Borrowing Base redetermination except as set forth on an exhibit to the certificate, which certificate shall list all of the Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, and (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report that the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof.

2.3    Section 8.12 of the Credit Agreement is hereby amended by adding a new clause (d) after clause (c) as follows:
(d) (i) If the Administrative Agent has confirmed to the Borrower that the Specified Engineering Report is the final report being delivered to Lenders at least five (5) Business Days prior to the effectiveness of the Scheduled Redetermination, on or prior to the Scheduled Redetermination, and (ii) otherwise, within five (5) Business Days after the Administrative Agent has confirmed to the Borrower the Specified Engineering Report is the final report being delivered to Lenders (in each case or such later time as the Administrative Agent may agree in its reasonable discretion), the Borrower shall provide or cause to be provided a schedule of the Oil and Gas Properties evaluated by such Specified Engineering Reports that are Mortgaged Properties and demonstrating that the percentage of the total value of the Oil and Gas Properties evaluated by such Specified Engineering Report that such Mortgaged Properties represent is then in compliance with Section 8.14(a) or the steps that will be taken to comply with Section 8.14(a) in accordance with the terms thereof.
2.4    Section 8.13(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
(i) If the Administrative Agent has confirmed to the Borrower that the Specified Engineering Report is final at least fifteen (15) days prior to the effectiveness of the Scheduled Redetermination, on or prior to the Scheduled Redetermination, and (ii) otherwise, within fifteen (15) days after the Administrative Agent has confirmed to the Borrower the Specified Engineering Report is final (in each case or such later time as the Administrative Agent may agree in its reasonable discretion), the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by the Specified Engineering Reports that were not included in the immediately preceding Reserve Reports or Engineering Reports, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties evaluated by such Specified Engineering Report.
2.5    Section 8.13(b) of the Credit Agreement is hereby amended by replacing the words “Reserve Report” with “Specified Engineering Report”.
2.6    Section 8.14(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth below:
In connection with each redetermination of the Borrowing Base, the Borrower shall review the Specified Engineering Report and the list of current Mortgaged Properties (as described in Section 8.12(d) to ascertain whether the Mortgaged Properties represent at least 90% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in such Specified Engineering Report, after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties represent less than 90% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in the Specified Engineering Report delivered to the Administrative Agent and the Collateral Agent, then the Borrower shall, and shall cause each of its Restricted Subsidiaries to, grant, within sixty (60) days (or such later date as the Administrative Agent may agree to in its sole discretion) of the Administrative Agent’s confirmation of the Specified Engineering Report in connection with a redetermination of the Borrowing Base, to the Collateral Agent or its designee as security for the Secured Obligations a first-priority Lien interest (subject to Liens permitted by Section 9.03 which may attach to Mortgaged Property) on additional Oil and Gas Properties of the Borrower and the Restricted Subsidiaries not already subject to a Lien of the Security Instruments such that after giving effect thereto, the value of the Mortgaged Properties is equal to or greater than 90% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in such Specified Engineering Report. All such Liens will be created and perfected by and in accordance with the provisions of the Guaranty and Collateral Agreement, deeds of trust, mortgages, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Collateral Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).

2.7    Annex I to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto.
2.8    Exhibit G to the Credit Agreement is hereby amended to delete paragraph (f) of such Exhibit.

Section 3.    Borrowing Base Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 4 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and each Lender hereby redetermine and increase the Borrowing Base, effective as of the Second Amendment Effective Date, to $1,800,000,000, and (b) the Administrative Agent, each Lender and the Borrower hereby agree and acknowledge that such redetermined Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so increased to be effective upon the Second Amendment Effective Date. The redetermination provided for herein shall be deemed to constitute neither an Interim Redetermination nor a Scheduled Redetermination.
Section 4.    Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Second Amendment Effective Date”):
4.1    The Administrative Agent shall have executed and received from the Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
4.2    Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
4.3    Each representation and warranty contained in Section 6 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.
4.4    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, without limitation, fees payable to Lenders in respect of any increases to their respective Elected Commitments and the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.
4.5    The transactions contemplated by the Forge Acquisition Agreement and the Novo Acquisition Agreement shall have been consummated, in each case without giving effect to any amendments thereto or modifications to the provisions thereof that, in any such case, are materially adverse (as reasonably determined by the Administrative Agent) to the interests of the Lenders (in their capacities as such) without the consent of the Lenders, pursuant to such transactions the Borrower and its Restricted Subsidiaries shall have acquired Oil and Gas Properties comprising at least 60% of the value of the proved developed producing Oil and Gas Properties with respect to Oil and Gas Properties subject to the Novo Acquisition Agreement, as set forth in the applicable 2023 Acquisitions Initial Reserve Report, discounted at 9% per annum.
4.6    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower as of the Second Amendment Effective Date certifying (a) as to the satisfaction of the conditions and matters set forth in Sections 4.2, 4.3 and 4.5 of this Amendment, (b) as to the final purchase price under the Novo Acquisition Agreement after giving effect to all adjustments as of the closing date contemplated by the Novo Acquisition Agreement and specifying, by category, the amount of such adjustment; (c) that attached thereto is a true, complete and executed copy of the closing settlement statement in connection with the Novo Acquisition Agreement; and (d) that true and complete executed copies of the Novo Acquisition Agreement, any assignments, conveyances or bills of sale in connection therewith have been delivered to the Administrative Agent (together with all amendments, supplements, waivers or consents with respect to any provision thereof).
4.7    To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to such Lender in a principal amount equal to its Elected Commitment Amount, dated as of the Second Amendment Effective Date.
4.8    The Borrower shall have given the Administrative Agent at least three (3) Business Days (or such shorter period as may be acceptable to the Administrative Agent in its sole discretion) written notice of requested Second Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a

Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, if for any reason one or more conditions precedent to the Second Amendment Effective Date are not satisfied on or before September 19, 2023 (the “Outside Date”), then this Amendment shall be deemed to have terminated effective as of the Outside Date, and as of the Outside Date this Amendment shall become void and of no further force or effect without any further action by or liability to any party hereto, and following such termination, the Credit Agreement and the Loan Documents shall continue in full force and effect without giving any effect to this Amendment.

Section 5.    Post-Closing Conditions.
5.1    Within five (5) Business Days after the Second Amendment Effective Date, the Administrative Agent shall have received duly executed Mortgages from the Borrower that grant a first-priority Lien interest (subject to Liens permitted by Section 9.03 of the Credit Agreement that may attach to Mortgaged Property) on the 2023 Acquired Assets, which shall be recorded on a timely basis thereafter in conjunction with the recording of any assignments and other transfer documentation relating to the 2023 Acquired Assets.
5.2    Within sixty (60) days after the Second Amendment Effective Date, the Borrower shall deliver title information in form and substance reasonably acceptable to the Administrative Agent setting forth the status of title to at least 50% (or such lower percentage as the Administrative Agent may agree in its reasonable discretion) of the total value of the proved Oil and Gas Properties evaluated in the 2023 Acquisitions Independent Reserve Report.
Section 6.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
6.1    Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
6.2    Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.
6.3    Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
6.4    Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 7.    Elected Commitment Amounts.
(a)    Each Lender party hereto hereby agrees (i) to commit to provide its respective Elected Commitment, as set forth on Annex I to this Amendment, on the terms and subject to the conditions set forth below and (ii) that as of the Second Amendment Effective Date, Annex I of the Credit Agreement is amended and restated in its entirety by replacing such Annex I with Annex I attached to this Amendment.
(b)    On the Second Amendment Effective Date, (i) each of the Lenders shall hereby assign to each other Lender and (ii) each of the Lenders shall hereby purchase from each other Lender, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on the Second Amendment Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit being held by the Lenders ratably in accordance with their Elected Commitment, after giving effect to this Amendment and as set forth on Annex I.

(c)    Each Lender (i) confirms that it has received a copy of this Amendment, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(d)    Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the parties hereto agree and acknowledge that the Lenders’ rights and obligations pursuant to this Amendment (including, without limitation, any such Lender’s agreement to provide its Elected Commitment as set forth on Annex I attached to this Amendment) shall be subject to Section 12.04 of the Credit Agreement (and solely for the purpose of Section 12.04 of the Credit Agreement) as if they are rights and obligations under the Credit Agreement, and shall be included in any proposed assignment pursuant to Section 12.04, notwithstanding that such assignment is consummated after the date hereof but prior to the Second Amendment Effective Date.
Section 8.    Covenants.    Borrower agrees that it shall, within thirty (30) days after the Second Amendment Effective Date (subject to an extension of up to fifteen (15) days at the sole discretion of the Administrative Agent), deliver to the Administrative Agent the 2023 Acquisitions Independent Reserve Report; provided, that so long as consistent pricing assumptions between the 2023 Acquisitions Independent Reserve Report and 2023 Acquisitions Initial Reserve Report are used, if (x) the present value of the proved developed producing Oil and Gas Properties with respect to the 2023 Acquired Novo Assets, discounted at 9% per annum (excluding any decrease in value attributable to differing “as of” dates between the 2023 Acquisitions Independent Reserve Report and 2023 Acquisitions Initial Reserve Report), as evidenced by the 2023 Acquisitions Independent Reserve Report, is less than 90% of (y) the present value of the proved developed producing Oil and Gas Properties with respect to the 2023 Acquired Novo Assets, discounted at 9% per annum, as evidenced by the 2023 Acquisitions Initial Reserve Report (such percentage differential, the “Novo Variance”), the Administrative Agent or the Required Lenders shall have the right to reduce the Borrowing Base prior to the next Interim or Scheduled Redetermination in an amount proportionate to the Novo Variance. A breach of the delivery requirement set forth in this Section 8 shall constitute an immediate Event of Default.
Section 9.    Miscellaneous.
9.1    Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Second Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
9.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.
9.3    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
9.4    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
9.5    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
9.6    Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
9.8    Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:
NORTHERN OIL AND GAS, INC.

By:	/s/ Chad Allen
Name:	Chad Allen
Title:	Chief Financial Officer

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cathay Bank, as a Lender

By:	/s/ Dale T Wilson
Name:	Dale T Wilson
Title:	Senior Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

BOKF, NA, as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

TRUIST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Royal Bank of Canada, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Goldman Sachs Lending Group LLC, as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Citibank N.A. as a Lender

By:	/s/ Eric L. Strader
Name:	Eric Strader
Title:	Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cadence Bank, as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Bank of America, N.A. as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Managing Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

PNC Bank, National Association, as a Lender

By:	/s/ Danielle Hudek
Name:	Danielle Hudek
Title:	Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ David Baron
Name:	David Baron
Title:	Senior Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ANNEX I

SCHEDULE OF ELECTED COMMITMENTS AND TERM COMMITMENTS

Name of Lender	Elected Commitment	Applicable Revolving Percentage	Term Commitment	Applicable Term Loan Percentage
Wells Fargo Bank, National Association	$105,000,000.00	8.40%	$0.00	0.0%
PNC Bank, National Association	$105,000,000.00	8.40%	$0.00	0.0%
Capital One, National Association	$105,000,000.00	8.40%	$0.00	0.0%
Citibank, N.A.	$105,000,000.00	8.40%	$0.00	0.0%
Citizens Bank, N.A.	$105,000,000.00	8.40%	$0.00	0.0%
Fifth Third Bank, National Association	$105,000,000.00	8.40%	$0.00	0.0%
Bank of America, N.A	$105,000,000.00	8.40%	$0.00	0.0%
Royal Bank of Canada	$105,000,000.00	8.40%	$0.00	0.0%
Truist Bank	$105,000,000.00	8.40%	$0.00	0.0%
U.S. Bank National Association	$105,000,000.00	8.40%	$0.00	0.0%
First-Citizens Bank and Trust Company	$40,000,000.00	3.20%	$0.00	0.0%
Cathay Bank	$40,000,000.00	3.20%	$0.00	0.0%
Morgan Stanley Senior Funding, Inc.	$40,000,000.00	3.20%	$0.00	0.0%
Cadence Bank	$35,000,000.00	2.80%	$0.00	0.0%
BOKF, NA dba Bank of Oklahoma	$35,000,000.00	2.80%	$0.00	0.0%
Goldman Sachs Lending Partners LLC	$10,000,000.00	0.80%	$0.00	0.0%
TOTAL	$1,250,000,000.00	100.00%	$0.00	0.0%

Annex I